UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                               IMMUNOMEDICS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        0-12104                      61-1009366
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

300 American Road, Morris Plains, New Jersey                        07950
  (Address of principal executive offices)                        (zip code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

      (c)

      Exhibits.

      99.1

      Earnings release dated May 8, 2003 for the three and nine months ended March 31, 2003.

Item 9. Regulation FD Disclosure.

      On May 8, 2003, Immunomedics, Inc. announced its financial results for the three and nine months ended March 31, 2003. The earnings release for the interim periods is attached hereto as an exhibit to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNOMEDICS, INC.

Date: May 8, 2003                      /s/ CYNTHIA L. SULLIVAN
                                       -------------------------------------
                                       Cynthia L. Sullivan
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
99.1        Earnings release dated May 8, 2003 for the three and nine months ended March 31, 2003.